SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

Ralcorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

800 Market Street, Suite 2900
St. Louis, MO	63101
(Address of principal	(Zip Code)
executive offices)

(314) 877-7000
(Registrant's telephone number, including area code)

Item 5.    Other Events.

In a press release dated February 5, 2004, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced the results from its Annual Meeting of Shareholders.

Item 7.    Exhibits.

Exhibit 99.1                     Press Release dated February 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date: February 5, 2004                                                       By:   /s/ T. G. Granneman
                                                                                                             T.  G. Granneman
             Duly Authorized Signatory and
             Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number        Description

Exhibit 99.1    Press Release dated February 5, 2004